Filed Pursuant to Rule 485(a)

As filed with the Securities and Exchange Commission on April 6, 2012

Registration No. 33-19229; 811-5430

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 107	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 105	☒

(Check appropriate box or boxes)

SSgA FUNDS

(Exact Name of Registrant as Specified in Charter)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (206) 505-3598

Name and Address of Agent for Service:	Copies to:
Sandra G. Richardson	Philip H. Newman, Esq.
Secretary	Goodwin Procter LLP
Russell Fund Services Company	Exchange Place
1301 Second Avenue, 18th Floor	Boston, Massachusetts 02109
Seattle, Washington 98101

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☐	immediately upon filing pursuant to paragraph (b)
☐	on ( ) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filed pursuant to Rule 485(a)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

                    , 2012

SSgA S&P 500 INDEX FUND

(Ticker Symbol: SVSPX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

[SSgA FUNDS’ LOGO]
SSGA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

INVESTMENT OBJECTIVE

SSgA S&P 500 Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. As a shareholder in the State Street Equity 500 Index Portfolio (the “Portfolio”), the fund bears and the table reflects its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The example below also reflects the expenses of both the fund and the Portfolio.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee (1)	0.045%
Distribution and Shareholder Service (12b-1) Fees	0.084%
Other Expenses	0.073%
Total Annual Fund Operating Expenses	0.202%
Less Fee Waivers and/or Expense Reimbursements	(0.022)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.180%*

(1)	Amounts reflect the total expenses of the Portfolio and the fund.
*	The fund’s investment advisor is contractually obligated until December 31, 2012 to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.18% of average daily net assets on an annual basis.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$18	$63	$112	$256

[SSgA FUNDS’ LOGO]
SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). As a shareholder of the Portfolio, the fund bears its ratable share of the transaction costs associated with the portfolio turnover of the Portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 2% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

There is no assurance that the fund will achieve its investment objective, and you could lose money by investing in the fund. SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the fund. The Portfolio uses a passive management strategy designed to track the performance of the S&P 500. The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, using a “passive” or “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500.

Under normal market conditions, the Portfolio will not invest less than 80% of its total assets in stocks in the Index. The fund attempts to replicate the investment performance of the S&P 500 Index and generally intends to invest, via the Portfolio, in all 500 stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks of the S&P 500 Index in those weightings. In those circumstances, the Portfolio may purchase a representative sample of the stocks listed in the S&P 500 Index in proportion expected by the investment advisor to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Shareholders will receive 60 days’ notice prior to a change in the 80% investment policy.

In addition to common stocks in the S&P 500 Index, the Portfolio may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings — The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

[SSgA FUNDS’ LOGO]
SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

•

Index Tracking Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the return on the securities and other investments selected by the investment advisor may not correlate precisely with the return on the Index. The Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. The Portfolio may not be fully invested at times, either as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The return on the sample of securities purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the Index may not correlate precisely with the return of the Index.

•

Large-Capitalization Securities. Because the S&P 500 includes mainly large U.S. companies, the Portfolio’s emphasis on securities issued by large capitalization companies makes it susceptible to the risks of investing in larger companies. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•

Master/Feeder Structure Risk. The ability of the fund to meet its investment objective and redeem investors is directly related to the ability of the master fund to meet its objective and redeem fund interests in the master fund. The ability of the fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the Portfolio. SSgA Funds Management, Inc., the fund’s investment advisor, also serves as investment advisor to the Portfolio. For example, the investment advisor may have an economic incentive to maintain the fund’s investment in the Portfolio at a time when it might otherwise choose not to do so. The trustees and officers of the fund will consider any conflict between the fund and the Portfolio and take such actions as they deem appropriate.

•

Derivatives. The Portfolio’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Portfolio may not be able to close out a derivative transaction at a favorable time or price.

•

Passive Strategy/Index Risk. The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio may hold constituent securities of the S&P 500 regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

[SSgA FUNDS’ LOGO]
SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

Total Return
2002	-22.34%
2003	28.59%
2004	10.74%
2005	4.71%
2006	15.60%
2007	5.41%
2008	-37.03%
2009	26.22%
2010	14.94%
2011	1.86%

Highest Quarterly Results (2002-2011)	Lowest Quarterly Results (2002-2011)	Year-to-Date Ended
June 30, 2009: 15.84%	December 31, 2008: (21.89)%	December 31, 2011: 1.86%

Average Annual Total Returns

for the Periods Ending December 31, 2011:

SSgA S&P 500 Index Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	1.86%	(0.39)%	2.76%
Return After Taxes on Distributions	1.17%	(0.77)%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.21%	(0.44)%	2.27%

S&P 500® Index	2.11%	(0.25)%	2.92%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. serves as the investment advisor to the fund.

For important information about investment advisor, please turn to “Fund Management” beginning on page

[SSgA FUNDS’ LOGO]
SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

Karl Schneider and John Tucker serve as portfolio managers of the Portfolio. They have managed the Portfolio since 2004 and 2007, respectively.

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account

All accounts (other than individual retirements accounts (IRAs))	$10,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, investment retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

For important information about purchase and sale of fund shares, please turn to “Shareholder Information” beginning on page.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

For important tax information, please turn to “Taxes” on page.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

[SSgA FUNDS’ LOGO]
SSgA S&P 500 INDEX FUND	FUND SUMMARY	TICKER SYMBOL: SVSPX

For important information about financial intermediary compensation, please turn to “Distribution Arrangements” on page.

FUND OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSgA S&P 500 Index Fund seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

There is no guarantee that the fund will achieve its objective and you could lose money by investing in the fund.

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, which has the same investment objective as, and investment policies that are substantially similar to those of, the fund (commonly referred to as a “master/feeder” complex, with the fund serving as the “feeder” fund and the Portfolio serving as the “master” fund).

The Portfolio uses a passive management strategy designed to track the performance of the S&P 500. The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

The Portfolio generally intends to invest in all 500 stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Portfolio may purchase a sample of the stocks in the Index in proportions expected by the investment advisor to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Portfolio may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Under normal market conditions, the Portfolio will not invest less than 80% of its total assets in stocks in the Index. Shareholders will receive 60 days’ notice prior to a change in the 80% investment policy.

The Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio utilizes a “passive” or “indexing” investment approach, attempting to replicate the investment performance of the S&P 500 Index, before expenses. To the extent that the Portfolio may not be able to purchase all 500 stocks of the S&P 500 Index, the Portfolio will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

In addition to the common stocks in the S&P 500 Index, the Portfolio also may purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio.

The S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the S&P 500 are weighted according to their float adjusted market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the S&P 500 are those of large publicly held companies which generally have the largest market values within their respective industries. The composition of the S&P 500 is determined by Standard & Poor’s and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund and the Portfolio. The fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund and the Portfolio.

For additional investment strategies pursued by the Portfolio, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Index Futures Contracts and Related Options. The Portfolio may buy and sell futures contracts on the Index and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Portfolio enters into and closes out an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the Index will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Portfolio and the return of the Index. In addition, the Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the Portfolio and the return of the Index. Because the secondary market for futures contracts and options may be illiquid, the Portfolio may have to hold a contract or option when the investment advisor would otherwise have sold it, or it may only be able to sell at a price lower than what the investment advisor believes is the fair value of the contract or option, thereby potentially reducing the return of the Portfolio.

Other Derivative Transactions. The Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.” In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Portfolio’s ability to realize any investment return on such transactions may depend on the counter- party’s ability or willingness to meet its obligations.

Securities Lending. The Portfolio may lend portfolio securities with a value of up to 33 1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and the Portfolio will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, the Portfolio will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Portfolio will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Portfolio will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral. The Portfolio will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage the Portfolio.

Comparison Index. The S&P 500 is a capitalization-weighted index of 500 industry-leading stocks and is widely regarded to be representative of the stock market in general. The S&P 500 is unmanaged and does not reflect the actual cost of investing in the instruments that comprise the index. Additionally, the returns of the S&P 500 Index do not reflect the effect of fees, expenses and taxes.

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33- 1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

RISKS COMMON TO FUNDS INVESTING PRINCIPALLY IN EQUITY SECURITIES

The following are risks that are common to most equity funds, including the fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

PORTFOLIO HOLDINGS

Information about the Portfolio’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

FUND MANAGEMENT

INVESTMENT ADVISOR

[TO BE UPDATED BY AMENDMENT]

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to each fund and as such, directs the management of each fund’s investment portfolio as well as its business affairs. As of                     , 2012, SSgA FM had assets under management of over $         billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of                     , 2012, has over $         trillion under management.

INVESTMENT MANAGEMENT FEES

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

For its services as the Advisor, the fund pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the year ended August 31, 2011, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, is shown below:

SSgA Fund	Total Annual Operating Expenses Before and After Fee Waiver and/or Expense Reimbursement (% of Average Daily Net Assets)
	Before	After
SSgA S&P 500 Index Fund	0.045%	0.023%

The S&P 500 Index Fund pays no fee directly to the Advisor for so long as assets of the fund are invested in the Portfolio. The Portfolio makes payments to the Advisor for the Advisor’s advisory services and for State Street’s custody, transfer agency and administration services in the amount of .045% of average daily net assets on an annual basis, calculated daily and paid monthly. As a shareholder in the Portfolio, the S&P 500 Index Fund bears its ratable share of the Portfolio’s expenses, and at the same time continues to pay its own fees and expenses.

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2011.

PORTFOLIO MANAGEMENT

The fund is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for the fund. The fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

SSgA Fund	Portfolio Manager(s)	Experience

SSgA S&P 500 Index Fund	Karl Schneider	Investment professional for 15 years, the last 15 years with SSgA FM or its affiliates.

	John A. Tucker	Investment professional for 23 years, the last 23 years with State Street or its affiliates. He is Co-Head of Passive Equity Strategies in North America in SSgA’s Global Equity Beta Solutions Group.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of shares of the fund is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange is open for regular trading as of the close of the New York Stock Exchange (ordinarily 4 p.m.). The value of individual instruments held by the fund generally are valued as:

•	Market value (generally determined at the closing time of the market on which they are traded);

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

INVESTING IN SSgA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information.

PURCHASING SHARES

The SSgA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in the fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as automatic transfers and withdrawals, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to begin the account registration process or request that the account-opening forms be sent to you. You may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. (Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g, “SSgA S&P 500 Index Fund—a/c #xxx”).])

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds may permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value, or NAV, as calculated on the trade date. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the New York Stock Exchange (NYSE) is open for regular trading.

For Purchases by Check, Exchange or Wire. If the purchase request is received by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

If your purchase request is not accurate and complete, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEEMING SHARES

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request and the manner in which you are redeeming.

Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received and the proceeds wire will normally be sent the next day, but may take up to seven business days. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSgA Fund redemption invested directly into shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 60 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size for a shareholder of the fund who established accounts with the fund on or after December 24, 1997 is $10,000; the minimum account size for the fund is $500 if the account was established prior to that date. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by law.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of an SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•

The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•

The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•

With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•

If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare dividends quarterly and pay dividends quarterly.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When the fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the SSgA Funds and their shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by any SSgA Funds from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. For each SSgA Fund that invests primarily in debt instruments, including money market funds, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the SSgA Funds through a financial intermediary, that entity will provide this information to you.

Each fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

Each fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load.

Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

INFORMATION REGARDING STANDARD & POOR’S CORPORATION

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the SSgA S&P 500 Index Fund through State Street Equity 500 Index Portfolio, the master fund to SSgA S&P 500 Index Fund. SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. Standard & Poor’s makes no representation or warranty, express or implied, to the shareholders of SSgA S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in SSgA S&P 500 Index Fund particularly or the ability of the S&P 500® Index to track general stock market performance. Standard & Poor’s only relationship to SSgA S&P 500 Index Fund is the licensing of certain trademarks and trade names of Standard & Poor’s including the S&P 500® Index, which is determined, composed and calculated by Standard & Poor’s without regard to SSgA S&P 500 Index Fund. Standard & Poor’s has no obligation to take the needs of the shareholders of SSgA S&P 500 Index Fund into consideration in determining, composing or calculating this Index. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of SSgA S&P 500 Index Fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of SSgA S&P 500 Index Fund are to be redeemed. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of SSgA S&P 500 Index Fund.

Standard & Poor’s does not guarantee the accuracy and/or the completeness of the index or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by SSgA S&P 500 Index Fund or the shareholders of SSgA S&P 500 Index Fund or any other person or entity from the use of the index or any data included therein. Standard & Poor’s makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
S&P 500
August 31, 2011	17.31	.38	2.78	3.16	(.38)
August 31, 2010	16.83	.33	.48	.81	(.33)
August 31, 2009	21.17	.37	(4.30)	(3.93)	(.41)
August 31, 2008	24.33	.45	(3.17)	(2.72)	(.44)
August 31, 2007	21.53	.43	2.79	3.22	(.42)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Expense ratios include the Fund’s share of the Master Portfolio’s allocated expenses.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.
(d)	Rate reflected is the portfolio turnover rate of the Master Portfolio and is unaudited.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(c)	% Ratio of Expenses to Average Net Assets, Gross(b)	% Ratio of Net Investment Income to Average Net Assets(c)	% Portfolio Turnover Rate(d)
(.38)	20.09	18.26	1,126,485	.18	.19	1.82	2
(.33)	17.31	4.77	1,246,140	.18	.19	1.84	13
(.41)	16.83	(18.29)	1,375,449	.18	.20	2.45	8
(.44)	21.17	(11.34)	1,530,849	.18	.18	1.89	13
(.42)	24.33	15.07	2,049,906	.16	.16	1.80	12

Contacting the SSgA Funds

Online:	www.ssgafunds.com	24 hours a day, 7 days a week
Phone:	800-647-7327	Monday – Friday 8am – 5pm EST

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds	SSgA Funds
P.O. Box 8317	30 Dan Road
Boston, Massachusetts 02266-8317	Canton, Massachusetts 02021

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSGAS&PSTATPRO

Filed pursuant to Rule 485(a)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA S&P 500 INDEX FUND

                         , 2012

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the SSgA S&P 500 Index Fund. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Master Trust Agreement”).

Effective June 1, 2000, the SSgA S&P 500 Index Fund (the “Fund”) may invest substantially all of its investable assets in the State Street Equity 500 Index Portfolio (the “Portfolio”), an investment company with substantially the same investment objectives, policies and restrictions as the Fund. In this structure, the Fund is a “feeder” fund that invests exclusively in the Portfolio, the corresponding “master” portfolio, with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio’s expenses in proportion to their assets.

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

SSgA S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the “master fund” that has the same investment objective as, and investment policies that are substantially similar to those of, the fund.

(a) To the extent consistent with its investment objective and restrictions, the Fund may invest in the following instruments and use the following investment techniques:

U.S. Government Obligations. The Portfolio may purchase U.S. government securities. The types of U.S. government obligations in which the Portfolio may at times invest include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

Repurchase Agreements. The Portfolio enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time (normally one business day). Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Advisor continually monitors and considers satisfactory. If the other party or “seller” defaults, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Advisor will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Portfolio’s shareholders.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis and the Portfolio may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Portfolio’s records on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

Securities purchased on a when-issued or delayed delivery basis and held by the Portfolio are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Portfolio remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in the Portfolio’s net asset value. When the Portfolio engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, the Portfolio might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, the Portfolio will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements and time deposits that have a maturity of longer than seven days,. Other securities considered illiquid are time deposits with maturities in excess of seven days, The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper/Rule 144A Securities. The Portfolio may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) (“Section 4(2) paper”) or in securities that that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).

Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be exempt from the registration requirements of the 1933 Act. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with the Portfolio’s investment restriction relating to investments in illiquid securities. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of each Fund’s and Portfolio’s percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities.

Purchase of Other Investment Company Funds. The Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, which include funds managed by SSgA FM which invest exclusively in money market instruments or that have substantially similar investment objectives and policies. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Cash Reserves. The Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by S&P or, if unrated, of comparable quality in the opinion of SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the Portfolio holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Lending of Portfolio Securities. The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Futures Contracts and Options on Futures. The Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the Portfolio will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Portfolio is unable to enter into a closing transaction, the amount of the Portfolio’s potential loss may be unlimited.

The Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on Securities and Securities Indices. The Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Portfolios may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

(b) Description of Benchmark Index. The following is a description of the index against which the Fund measures its performance.

The S&P 500® Index. The S&P 500 Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation (“Standard & Poor’s”) to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The 500 securities, most of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float adjusted capitalization. Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. gross national product and therefore do not represent the 500 largest companies. Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the Index may include foreign securities.

Additional Information Concerning the S&P 500

The Equity 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s(R), a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of shares of the Equity 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P’s only relationship to the Equity 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500, which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Equity 500 Index Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Equity 500 Index Fund or the timing of the issuance or sale of shares of the Fund, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Equity 500 Index Fund.

S&P does not guarantee the accuracy or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Equity 500 Index Fund, owners of shares of the Fund or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

Master Trust’s Portfolio Holdings Disclosure Policy. The Master Trust discloses to the general public the complete schedule of portfolio holdings of the Portfolios for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the SEC.

In general, the Master Trust’s Policy provides that portfolio holdings may be disclosed by the Master Trust on a selective basis only by an officer of the Master Trust or a member of the Portfolio’s Adviser’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Portfolio’s shareholders on the one hand and those of the Adviser, the Portfolio’s underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of the Portfolio has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Portfolio or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Portfolio that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

INVESTMENT RESTRICTIONS

The Fund is subject to the following investment restrictions. The Portfolio in which the Fund invests has substantially the same investment restrictions as the Fund. In reviewing the description of the Fund’s investment restrictions below, you should assume that the investment restrictions of the Portfolio are the same in all material respects as those of the Fund. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are non-fundamental. A non-fundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

2.	The Fund will not borrow more than 33-1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

3.	With respect to 75% of its total assets, the Fund will not invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

4.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets.

5.	The Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7.	The Fund will not engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

9.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment Advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

10.	Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

11.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

12.	The Fund will not invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days’ duration.

13.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

The Fund buys securities and holds them until the index changes or deletes the securities. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, such as to cover redemptions, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The Fund had the following portfolio turnover rates during the last three fiscal years ended August 31:

2011	2010	2009
2%	13%	8%

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2011, the Board of Trustees held nine meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of six Independent Trustees and one Trustee who is an interested person of the Trust, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. The Advisor, and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees other than the Chairman. Since the Chairman is expected to be an impartial observer with respect to matters discussed at Committee meetings, he attends the meetings of such Committees on an ex-officio basis:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2011, it held four meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2011, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2011, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2011, it held five meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) • Member, Audit Committee • Chairman, Governance Committee • Member, Valuation Committee • Member, QLCC	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member, Investment Company Institute Board of Governors; • September 2008 to September 2010, member, Investment Company Institute and IDC Executive Committees; and • Until December 2008, Director, Russell Trust Company (Retired).	20	None.

Independent Trustee William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	20	None.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member (ex officio), Audit Committee • Member (ex officio), Governance Committee • Member (ex officio), Valuation Committee • Member (ex officio), QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None.

Independent Trustee Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•       March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•       1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•       1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•       September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•       1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•       2003 to 2009, Trustee, Gettysburg College.

			20	None.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 1991 • Member, Audit Committee • Member, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None.

Interested Trustee Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	• Trustee since November 2008	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director; Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Board of Virginia Tech Foundation and Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
James E. Ross Born June 24, 1965	• President and Chief Executive Officer from January 2006 to Present; and • Principal Executive Officer since 2005	• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management, Inc. (investment advisor);

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
State Street Financial Center One Lincoln Street Boston, MA 02111-2900

•       March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and

•       President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; State Street Master Funds and State Street Institutional Investment Trust; President and Trustee, Select Sector SPDR Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	• Vice President since May 2006

•       Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor);

•       March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and

•       Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	• Chief Compliance Officer since April 2011

•       July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•       July 2008 to Present, Vice President, State Street Global Advisors; and

•       April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Treasurer and Principal Accounting Officer since 2000

•       October 2011 to Present, Head of North America Operations (2009 to October 2011, Global Head of Fund Operations), Russell Investments;

•       Director—Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company; and Russell Financial Services Company; and

•       Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Mary Beth Rhoden Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary and Chief Legal Officer since 2012

•       1999 to 2012 Assistant Secretary Russell Investment Company and Russell Investment Funds;

•       Associate General Counsel, Russell Investments;

•       Secretary, Russell Investment Management Company, Russell Fund Services Company and Russell Financial Services, Inc.; and

•       Secretary and Chief Legal Officer, Russell Investment Company, Russell Investment Funds and Russell Exchange Traded Funds Trust.

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting on January 1, 2012 is an annual base retainer fee of $90,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); $7,000 (Valuation Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $30,000. The Chairman of each Committee receives an additional annual retainer fee as follows: $10,000 (Audit Committee); and $5,000 (Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2011, none of the Independent Trustees were participating in the optional deferred compensation program. The SSgA Funds’ officers are compensated by either the Funds’ Administrator or the Advisor or their affiliates.

Trustee Compensation Table

For The Fiscal Year Ended August 31, 2011

	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson	$97,083	$0	$0	$97,083
Diane B. Glossman*	$118,963	$0	$0	$118,963
William L. Marshall	$178,783	$0	$0	$178,783
Steven J. Mastrovich**	$170,089	$0	$0	$170,089
Patrick J. Riley, Chairman of the Board	$196,290	$0	$0	$196,290
Richard D. Shirk	$167,340	$0	$0	$167,340
Bruce D. Taber	$172,450	$0	$0	$172,450
Henry W. Todd*	$119,590	$0	$0	$119,590

*	Ceased to be a Trustee effective April 28, 2011.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Lynn L. Anderson	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Small Cap Fund	$10,001-$50,000

William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	$50,001-$100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman REIT	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000

Richard D. Shirk	Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

TRUSTEES AND OFFICERS OF THE MASTER FUNDS

The trustees of the State Street Master Funds (the “Master Funds” or the “Trust” in this section) are responsible for generally overseeing the Master Funds’ business. The following table provides biographical information with respect to each trustee and officer of the Master Funds.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 Age: 66	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	22	Trustee, State Street Master Funds; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 74	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959-1999) Mr. Boyan retired in 1999; Emeritus, Children’s Hospital, Boston, MA (1984-2010); Former Trustee, Old Mutual South Africa Master Trust (investments) (1995-2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1994-2008).	22	Trustee, State Street Master Funds; Former Trustee of Old Mutual South Africa Master Trust; Former Trustee, Children’s Hospital Boston, MA; and Trustee Florida Stage.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 62	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (2000-present); Chief Executive Officer, IEmily.com (internet company) (2000-2001); Chief Executive Officer, Consensus Pharmaceutical, Inc. (1998-1999); Founder, President and Chief Executive Officer, Spence Center for Women’s Health (1994-1998); President and Chief Executive Officer, Emerson Hospital (1984-1994); Trustee, Eastern Enterprise (utilities) (1988-2000).	22	Trustee, State Street Master Funds; Director, Berkshire Life Insurance Company of America (1993-2009); Director, IEmily.com, Inc. (2000-2010); Trustee, National Osteoporosis Foundation (2005-2008).

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 Age: 70	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President, Chase Manhattan Bank (1987-1999). Mr. Williams retired in 1999.	22	Trustee, State Street Master Funds; Treasurer, Nantucket Educational Trust, (2002-2007).

INTERESTED TRUSTEES(1)
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	Trustee/ President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President, SSgA Funds Management Inc. (investment adviser) (2005-present); Principal, SSgA Funds Management Inc. (2001-2005); Senior Managing Director, State Street Global Advisors (2006-present); Principal, State Street Global Advisors (2000-2006).	22	Trustee, State Street Master Funds; Trustee, SPDR® Series Trust; Trustee, SPDR® Index Shares Trust; and Trustee, Select Sector SPDR® Trust.

(1)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 44	Vice President	Term: Indefinite Elected: 9/09	Senior Managing Director (1992-present)* and Chief Operating Officer (May 2010-present), SSgA Funds Management, Inc.; Senior Managing Director, State Street Global Advisors (1992-present). *

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 47	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08 -11/10	Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 42	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001-2010). *

Caroline Connolly State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116 Age: 35	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President of Fund Administration of State Street Bank and Trust Company (2007 - present); Assistant Vice President of Eaton Vance Management (2005-2007).

Jacqueline Angell State Street Global Advisors & SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 36	Chief Compliance Officer	Term: Indefinite Elected: 04/11	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (2006 -2008).

RYAN M. LOUVAR State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 41	Secretary	Term: Indefinite Elected: 2/12	Vice President and Senior Counsel, State Street Bank and Trust Company (2005-present).

MARK E. TUTTLE State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 42	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007-present); Assistant Counsel, BISYS Group, Inc. (2005-2007) (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 44	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007-present); Legal Analyst, Verizon Communications (2004-2007).

*	Served in various capacities and/or with various affiliated entities during noted time period.

The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust’s best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Summary of Trustees’ Qualifications—Master Funds

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 41 years of experience in the financial services industry including 16 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

William L. Boyan: Mr. Boyan is an experienced business executive with over 41 years of experience in the insurance industry; his experience includes prior service as a trustee, director or officer of various investment companies and charities and an executive position with a major insurance company. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

Rina K. Spence: Ms. Spence is an experienced business executive with over 31 years of experience in the health care and utilities industries; her experience includes service as a trustee, director or officer of various investment companies and charities and chief executive positions for various health and utility companies. She has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

Douglas T. Williams: Mr. Williams is an experienced business executive with over 40 years of experience in the banking industry; his experience includes service as a trustee or director of various investment companies and charities and senior executive positions of major bank organizations. He has served on the Trust’s Board of Trustees and related Committees for 12 years (since the Trust’s inception) and possesses significant experience regarding the Trust’s operations and history.

James E. Ross: Mr. Ross is an experienced business executive with over 22 years of experience in the financial services industry; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Trust’s Board of Trustees for four years and as President of the Trust for seven years and possesses significant experience regarding the Trust’s operations and history. Mr. Ross is also a senior executive officer of the Adviser.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street Bank and Trust Company (State Street) may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2011, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of Investment Company’s voting securities.

[TO BE UPDATED BY AMENDMENT]

As of                     , 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA S&P 500 Index Fund

        •

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Advisory Agreement dated May 1, 2001 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Fund and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund currently invests all of its assets in a related portfolio that has the same investment objectives and substantially the same investment policies as the Fund. As long as the Fund remains completely invested in a portfolio (or any other investment company), the Advisor is not entitled to receive any investment advisory fee with respect to the Fund. The Fund may withdraw its investment from the related portfolio at any time if the Investment Company’s Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Investment Company has retained the Advisor as investment advisor to manage the Fund’s assets in the event that the Fund withdraws its investment from its related portfolio.

The Advisor is also the investment Advisor to each of the related portfolios pursuant to an investment advisory agreement (the “Portfolio Advisory Agreement”) between the Advisor and State Street Master Funds, on behalf of the portfolios. The Advisor receives an investment advisory fee with respect to each related portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Investment Company on behalf of the Fund and the Advisor. The fund that invests in a related portfolio bears a proportionate part of the management fees paid by the portfolio (based on the percentage of the portfolio’s assets attributable to the fund).

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2011

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
Karl Schneider, John Tucker	101	$77.34	253	$275.13	334	$280.90	$633.37

Ownership of Securities. As of August 31, 2011, the portfolio managers do not beneficially own any shares of the Fund.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds Management, Inc. is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For all services provided by the Administrator pursuant to the Administration Agreement, the SSgA Funds pay the Administrator an annual fee equal to the sum of the products of the average daily net assets for each Fund multiplied by the following percentages:

Money Market Portfolios

3.15 basis points up to and including $15 billion; 2.9 basis points thereafter

U.S. Equity Portfolios

3.15 basis points up to and including $2 billion; 2.9 basis points thereafter

U.S. Fixed Income Portfolios

3.15 basis points up to and including $1 billion; 2.9 basis points thereafter

International Portfolios

7.0 basis points up to and including $1 billion; 5.0 basis points thereafter

Feeder Portfolios1

3.15 basis points up to and including $1 billion; 1.0 basis points thereafter

For purposes of determining the breakpoints in calculating the fees above, the assets will be aggregated.

In addition, the Administrator charges a flat fee of $30,000 per year if a Fund has less than $500 million in assets under management.

The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The Administration Agreement will continue from year to year provided that a majority of the Trustees and a majority of

[1]	The fee applicable to Feeder Portfolios shall apply for so long as all investable assets of the applicable Fund are invested in another investment company with substantially the same investment objectives and policies. The fee would revert to the appropriate fee, classified by Fund type, should the Fund cease operating as a Feeder Portfolio.

the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan described below or the Administration Agreement approve its continuance. The Agreement may be terminated by the Administrator or any Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

The Fund accrued the following expenses to the Administrator during the last three fiscal years ended August 31:

2011	2010	2009
$343,279	$334,591	$320,646

CUSTODIAN

State Street Bank and Trust Company serves as the SSgA Funds’ Custodian. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Fund accrued the following expenses to the Distributor during the fiscal years ended August 31:

2011	2010	2009
$601,370	$634,401	$489,330

For the fiscal year ended August 31, 2011 these amounts are reflective of the following individual payments:

Advertising	$3,972
Printing	$25,254
Compensation to Dealers	$300,689
Compensation to Sales Personnel	$148,972
Other*	$122,483

*	Includes such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plan. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each Fund has adopted an active distribution plan providing for reimbursement for distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plan, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the Funds by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. Accordingly, the Board of Trustees adopted a distribution plan on January 8, 1992 (the “Plan”), which was restated to reflect the change of Distributor and to update current operations on April 9, 2002.

The Plan provides that a Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Plan may not be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that the Fund may pay. The Plan and material amendments to it must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements.

Distribution and Shareholder Servicing. Payments under the Plan are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into Service Agreements with various financial intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor (such as State Street Bank and Trust Company, State Street Global Markets LLC, and CitiStreet LLC) (“Intermediaries”), for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Under the Service Agreements, the Intermediaries may provide various services for such customers, including: answering inquiries regarding the SSgA Funds; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Intermediaries; arranging for bank wires transferring customers’ funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Intermediaries may receive, from the Fund and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

The Investment Company has entered into Service Agreements with State Street and the following entities related to State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the Service Agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the Investment Company pays each of the entities a fee. Intermediaries that are affiliated with State Street receive from the Fund and or the Distributor, for shareholder servicing, monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Service Organization has a servicing relationship. The Service Agreements with Intermediaries affiliated with State Street are reviewed annually by the Board of Trustees.

Payments to the Distributor for the sale and distribution of Fund shares, are not permitted by the Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Intermediaries providing shareholder services to the Funds are not permitted by the Plan to exceed .20%. Any payments that are required to be made to the Distributor or Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the date of this Statement of Additional Information, the Advisor and/or Distributor have made such cash payments to approximately 15 Intermediaries. Intermediaries are paid a basis point percentage of average daily value of all shares of each Fund owned by customers of the Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Intermediaries in the form of (i) ordinary and usual gratuities, tickets and other business entertainment; and/or (ii) sponsorship of regional or national events of Intermediaries.

Under the Plan, the SSgA Funds and/or the Distributor may also enter into agreements (Service Agreements) with financial institutions, which may include the Advisor (collectively, Service Organizations), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations.

The Fund paid the following expenses to State Street, under a Service Agreement pursuant to Rule 12b-1, during the last three fiscal years ended August 31:

2011	2010	2009
$323,486	$329,597	$297,502

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the market price of the security. Calculations are periodically made to compare the value of the Fund’s investments valued at amortized cost with market values. Market valuations are generally obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with the Securities Valuation Procedures, in the event market quotations are not readily available for certain portfolio assets, for purposes of the market value comparison, the fair value of such portfolio assets will be determined by the Funds’ Oversight Committee (or, in some cases, the Board’s Valuation Committee). If a deviation of 1/2 of 1% or more were to occur between the NAV per share calculated by reference to market values and a Fund’s $1.00 per share NAV, or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund’s NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board might temporarily reduce or suspend dividend payments in an effort to maintain the NAV at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund’s NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board might supplement dividends in an effort to maintain the NAV at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Funds’ NAV also may be processed on a confirmed basis.

For example, in periods of declining interest rates, the daily yield on Funds shares computed by dividing the annualized daily income on the Funds’ portfolio by the net asset value based upon the amortized cost valuation technique may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield on Funds shares computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Effective January 1, 2012, Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares on or after January 1, 2012, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in the Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% for individual shareholders. Because the Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2011 the Funds had capital loss carryovers in the following amounts, which may be applied against any realized net taxable gains in each succeeding year or until the respective expiration dates as indicated below, whichever occurs first:

Fund	Carryover Amount	Expiration Date
SSgA S&P 500 Index Fund	$20,170,151	8/31/2012
SSgA S&P 500 Index Fund	$9,160,101	8/31/2013
SSgA S&P 500 Index Fund	$10,082,013	8/31/2014
SSgA S&P 500 Index Fund	$4,992,180	8/31/2018
SSgA S&P 500 Index Fund	$9,828,980	8/31/2019

Due to recent legislation, capital loss carryovers arising in future years will not expire.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares), and the following additional classes of shares: Class R (SSgA Bond Market Fund, SSgA Small Cap Fund, SSgA International Stock Selection Fund, SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund and SSgA Life Solutions Growth Fund); and Select Class (SSgA Emerging Markets Fund.

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3)  on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2011, appearing in the Funds’ 2011 Annual Report to Shareholders, and the reports thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default - capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

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A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

SSGAS&P500SAI

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4) matches proxies received with holdings as of record date;

5) generally applies its proxy voting policy consistently and keeps records of votes for each client;

6) documents the reason(s) for voting for all non-routine items; and

7) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and anlaysis relating to general corporate governance issues and specifc proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no liklihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

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In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a signficant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

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The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

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Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

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The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

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SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I.	DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director	Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

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SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

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Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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II.	AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III.	CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV.	MERGERS AND ACQUISTIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

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SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V.	ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

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Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

•	The company also does not allow shareholders to act by written consent, OR

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

•	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI.	REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

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If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plans plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

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Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII.	MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

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•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VII.	ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

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PART C: OTHER INFORMATION

Item 23.	Exhibits

		NAME OF EXHIBIT	INCORPORATED BY REFERENCE OR EXHIBIT NUMBER
a.	Second Amended and Restated Master Trust Agreement dated April 11, 2012		To be filed by amendment

b.	Amended Bylaws		Post-Effective Amendment #95 (12/18/06)

c.	Instruments Defining Rights of Security Holders
	1.	Voting Rights Policy	Post-Effective Amendment #86 (12/20/04)

d.	Investment Advisory Contracts
	1.	Amended and Restated Investment Advisory Agreement between SSgA Funds Management, Inc., and the SSgA Funds dated April 11, 2012	To be filed by amendment

e.	Underwriting Contracts
	1	Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated April 11, 2012	To be filed by amendment
	2.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
	3.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Capital Markets LLC	Post-Effective Amendment #39 (12/27/96)
	4.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, Fiduciary Investor Services	Post-Effective Amendment #39 (12/27/96)
	5.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
	6.	Shareholder Servicing Agreement by and between SSgA Funds and Citistreet LLC	Post-Effective Amendment #63 (10/1/01)
	7.	Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, High Net Worth Services Division	Post-Effective Amendment #63 (10/1/01)
	8.	Form of Shareholder Servicing and Distribution addenda relating to Select Class	Post-Effective Amendment #93 (11/29/05)
	9.	Distribution Fee Waiver Contract	Post-Effective Amendment #105 (12/14/11)

f.	Bonus or Profit Sharing Contracts		None

g.	Custodian Agreements
	1.	Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSgA Funds dated April 11, 2012	To be filed by amendment
	2.	Fee Schedule dated January 1, 2008	Post-Effective Amendment #99 (12/18/08)

h.	Other Material Contracts
	1.	Administration Agreement with Russell Fund Services Company dated January 1, 2008, as amended	To be filed by amendment
	2.	Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company dated September 28, 2010	Post-Effective Amendment #104 (12/15/10)
	3.	Master-Feeder Participation Agreement – S&P 500 Index Fund	Post-Effective Amendment #66 (12/28/01)

	4.	Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Post-Effective Amendment #95 (12/18/06)
	5.	Money Market Services Agreement	Post-Effective Amendment #105 (12/14/11)
	6.	Plan of Liquidation and Termination relating to the SSgA Directional Core Equity Fund, SSgA Disciplined Equity Fund, SSgA Tax Free Money Market Fund, SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund	To be filed by amendment

i.	Legal Opinion
	1.	Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	2.	US Government Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	3.	S&P 500 Index, S&P Midcap Index, Matrix Equity, International European Index, International Pacific Index and Short Term Government Securities Funds	Post-Effective Amendment #42 (12/24/97)
	4.	Yield Plus and Bond Market Funds	Post-Effective Amendment #42 (12/24/97)
	5.	US Treasury Money Market and Treasury Obligations Funds	Post-Effective Amendment #42 (12/24/97)
	6.	Growth and Income and Intermediate Funds	Post-Effective Amendment #42 (12/24/97)
	7.	Emerging Markets and Prime Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	8.	Tax Free Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	9.	Real Estate Equity Fund	Post-Effective Amendment #42 (12/24/97)
	10.	SsgA Life Solutions Growth, Balanced and Income and Growth Funds	Post-Effective Amendment #41 (6/2/97)
	11.	Special, International Growth Opportunities and High Yield Bond Funds	Post-Effective Amendment #45 (4/28/98)
	12.	Aggressive Equity Fund	Post-Effective Amendment #47 (9/1/98)
	13.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	14.	Intermediate Municipal Bond Fund	Post-Effective Amendment #56 (5/31/00)
	15.	Large Cap Value and Large Cap Growth Opportunities Funds	Post-Effective Amendment #75 (7/11/03)
	16.	Directional Core Equity Fund	Post-Effective Amendment #87 (12/22/04)
	17.	Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)
	18.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)
	19.	Core Edge Equity Fund	Post-Effective Amendment #97 (08/15/07)

j.	Other Opinions: Consent of Independent Registered Public Accountant		Post-Effective Amendment #105 (12/14/11)

k.	Omitted Financial Statements		None

l.	Initial Capital Agreements
	1.	Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	2.	US Government Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	3.	Government Securities, Index, Midcap Index, Matrix, European Index and Pacific Index Funds	Post-Effective Amendment #42 (12/24/97)
	4.	Yield Plus and Bond Market Funds	Post-Effective Amendment #42 (12/24/97)
	5.	US Treasury Money Market and Treasury Obligations Funds	Post-Effective Amendment #42 (12/24/97)
	6.	Growth and Income and Intermediate Funds	Post-Effective Amendment #42 (12/24/97)
	7.	Emerging Markets and Prime Money Market Funds	Post-Effective Amendment #42 (12/24/97)
	8.	Tax Free Money Market Fund	Post-Effective Amendment #42 (12/24/97)
	9.	Active International Fund	Post-Effective Amendment #42 (12/24/97)
	10.	Life Solutions Growth, Balanced and Income and Growth Funds	Post-Effective Amendment #41 (6/2/97)

	11.	Special, International Growth Opportunities and High Yield Bond Funds	Post-Effective Amendment #45 (4/28/98)
	12.	Aggressive Equity Fund	Post-Effective Amendment #47 (9/1/98)
	13.	IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
	14.	Intermediate Municipal Bond Fund	Post-Effective Amendment #56 (5/31/00)
	15.	MSCI EAFE Index Fund	Post-Effective Amendment #63 (10/1/01)
	16.	Large Cap Value and Large Cap Growth Opportunities Funds	Post-Effective Amendment #77 (8/25/03)
	17.	Class R Shares	Post-Effective Amendment #77 (8/25/03)
	18.	Directional Core Equity Fund	Post-Effective Amendment #92 (10/17/05)
	19.	Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)
	20.	Select Class Shares	Post-Effective Amendment #93 (11/29/05)
	21.	Core Edge Equity Fund	Post-Effective Amendment #97 (08/15/07)

m.	Rule 12b-1 Plan
	1.	Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)
	2.	Plan of Distribution Pursuant to Rule 12b-1 dated April 8, 2003 (Class R Shares)	Post-Effective Amendment #77 (8/25/03)
	3.	Plan of Distribution Pursuant to Rule 12b-1 (Select Class Shares)	Post-Effective Amendment #93 (11/29/05)

n.	Rule 18f-3 Plan
	1.	Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #77 (8/25/03)
	2.	Amendment to Multiple Class Plan Relating to Select Class Shares	Post-Effective Amendment #93 (11/29/05)

o.	Powers of Attorney		Exhibit 23O

p.	Code of Ethics
	1.	Relating to the Registrant	Post-Effective Amendment #69 (12/27/02)
	2.	Relating to the Principal Executive and Senior Financial Officers	Post-Effective Amendment #78 (12/15/03)
	3.	Relating to the Principal Underwriter	Post-Effective Amendment #104 (12/15/10)
	4.	Relating to the Administrator	Post-Effective Amendment #104 (12/15/10)
	5.	Relating to the Investment Advisor	Post-Effective Amendment #103 (12/29/09)
	6.	Relating to the Master Funds	Post-Effective Amendment #86 (12/20/04)

Item 24.	Persons Controlled by or Under Common Control with Registrant

None

Item 25.	Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s First Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26.	Business and Other Connections of Investment Adviser.

See Registrant’s prospectus section “Management of the Fund” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services”.

Item 27.	Principal Underwriters

Investment Companies (other than SSgA funds) for which SSGM acts as principal underwriter:

SPDR ETFs

SPDR Global Dow ETF

SPDR S&P 500 Value ETF

SPDR S&P 500 Growth ETF

SPDR S&P 600 Small Cap Value ETF

SPDR S&P 600 Small Cap Growth ETF

SPDR Morgan Stanley Technology ETF

SPDR Dow Jones Total Market ETF

SPDR Dow Jones REIT ETF

SPDR Dow Jones Large Cap ETF

SPDR Dow Jones Mid Cap ETF

SPDR S&P 400 Mid Cap Value ETF

SPDR S&P 400 Mid Cap Growth ETF

SPDR S&P 600 Small Cap ETF

SPDR S&P Bank ETF

SPDR S&P Insurance ETF

SPDR S&P Capital Markets ETF

SPDR S&P Dividend ETF

SPDR S&P Homebuilders ETF

SPDR S&P Biotech ETF

SPDR S&P Semiconductor ETF

SPDR S&P Oil & Gas Equipment & Services ETF

SPDR S&P Oil & Gas Exploration & Production ETF

SPDR S&P Pharmaceuticals ETF

SPDR S&P Retail ETF

SPDR S&P Regional Banking ETF

SPDR S&P Metals & Mining ETF

SPDR Barclays Capital 1-3 Month T-Bill ETF

SPDR Barclays Capital Intermediate Term Treasury ETF

SPDR Barclays Capital Long Term Treasury ETF

SPDR Barclays Capital TIPS ETF

SPDR Barclays Capital Aggregate Bond ETF

SPDR Nuveen Barclays Capital Municipal Bond ETF

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF

SPDR Nuveen Barclays Capital California Municipal Bond ETF

SPDR Nuveen Barclays Capital New York Municipal Bond ETF

SPDR Nuveen Barclays Capital Build America Bond ETF

SPDR Barclays Capital High Yield Bond ETF

SPDR Barclays Capital International Treasury Bond ETF

SPDR DB International Government Inflation-Protected Bond ETF

SPDR Barclays Capital Short Term International Treasury Bond ETF

SPDR Barclays Capital Mortgage Backed Bond ETF

SPDR Barclays Capital Intermediate Term Corporate Bond ETF

SPDR Barclays Capital Long Term Corporate Bond ETF

SPDR Barclays Capital Convertible Securities ETF

SPDR Barclays Capital International Corporate Bond ETF

SPDR S&P Mortgage Finance ETF

SPDR Wells Fargo Preferred Stock ETF

SPDR Nuveen S&P VRDO Municipal Bond ETF

SPDR Barclays Capital Short Term Corporate Bond ETF

SPDR S&P Health Care Equipment ETF

SPDR S&P Telecom ETF

SPDR S&P Transportation ETF

SPDR Barclays Capital Emerging Markets Local Bond ETF

SPDR Nuveen S&P High Yield Municipal Bond ETF

SPDR Barclays Capital Issuer Scored Corporate Bond ETF

SPDR S&P Aerospace & Defense ETF

SPDR S&P Health Care Services ETF

SPDR S&P Software & Services ETF

SPDR Stoxx Europe 50 ETF

SPDR Euro Stoxx 50 ETF

SPDR Russell/Nomura PRIME Japan ETF

SPDR Russell/Nomura Small Cap Japan ETF

SPDR Dow Jones International Real Estate ETF

SPDR MSCI ACWI ex-US ETF

SPDR FTSE/Macquarie Global Infrastructure 100 ETF

SPDR S&P Emerging Markets ETF

SPDR S&P Emerging Latin America ETF

SPDR S&P Emerging Middle East & Africa ETF

SPDR S&P Emerging Europe ETF

SPDR S&P Emerging Asia Pacific ETF

SPDR S&P China ETF

SPDR S&P Russia ETF

SPDR S&P World ex-US ETF

SPDR S&P International Small Cap ETF

SPDR S&P BRIC 40 ETF

SPDR S&P International Dividend ETF

SPDR S&P International Mid Cap ETF

SPDR S&P Emerging Markets Small Cap ETF

SPDR Dow Jones Global Real Estate ETF

SPDR S&P International Consumer Discretionary Sector ETF

SPDR S&P International Consumer Staples Sector ETF

SPDR S&P International Energy Sector ETF

SPDR S&P International Financial Sector ETF

SPDR S&P International Health Care Sector ETF

SPDR S&P International Industrial Sector ETF

SPDR S&P International Materials Sector ETF

SPDR S&P International Technology Sector ETF

SPDR S&P International Telecommunications Sector ETF

SPDR S&P International Utilities Sector ETF

SPDR S&P Global Natural Resources ETF

SPDR S&P Emerging Markets Dividend ETF

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

State Street Institutional Tax Free Money Market Fund

State Street Institutional Short-Term Tax Exempt Bond Fund

State Street U.S. Government Money Market Fund

State Street Institutional Treasury Fund

State Street Institutional Treasury Plus Fund

State Street Equity 500 Fund

The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets are set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION WITH REGISTRANT
Nicholas J. Bonn One Lincoln Street Boston, MA 02111	Chief Executive Officer and Director Chief Operations Officer	None

Cliff Lewis One Lincoln Street Boston, MA 02111	Director	None

Vincent Manzi One Lincoln Street Boston, MA 02111	Chief Compliance Officer	None

William Helfrich One Lincoln Street Boston, MA 02111	FINOP and Treasurer	None

Howard Fairweather 4 Parsons Street Newburyport, MA 01950	Director	None

Stephan Gavell One Lincoln Street Boston, MA 02110	Director	None

Bryan Woodard One Lincoln Street Boston, MA 02111	Director	None

Aditya Mohan One Lincoln Street Boston, MA 02110	Director	None

Mark Snyder One Lincoln Street Boston, MA 02110	Director	None

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation and Redemption and Repurchase	Brokerage Commissions	Other Compensation
SSGM	0	0	0	0

Item 28.	Location of Accounts and Records

The Registrant’s Administrator, Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser, SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110; 1776 Heritage Drive, North Quincy, Massachusetts 02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Seattle, and State of Washington, on the 6th day of April, 2012.

SSGA FUNDS, REGISTRANT

By	/s/ MARY BETH RHODEN
Mary Beth Rhoden
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on April 6, 2012.

Signature	Title

/s/ LYNN L. ANDERSON Lynn L. Anderson	Trustee

/s/ SHAWN C.D. JOHNSON Shawn C.D. Johnson	Trustee

/s/ WILLIAM L. MARSHALL William L. Marshall	Trustee

/s/ PATRICK J. RILEY Patrick J. Riley	Chairman of the Board

/s/ RICHARD D. SHIRK Richard D. Shirk	Trustee

/s/ BRUCE D. TABER Bruce D. Taber	Trustee

/s/ MARK E. SWANSON Mark E. Swanson	Treasurer and Principal Financial Officer

/s/ JAMES ROSS James Ross	President and Principal Executive Officer

*By	/s/ MARY BETH RHODEN
Mary Beth Rhoden
Attorney-in-fact

*	Executed pursuant to powers of attorney filed with Post-Effective Amendment No. 107 to Registration Statement Nos. No. 33-19229; 811-5430.

EXHIBIT INDEX

NAME OF EXHIBIT	EXHIBIT #
Power of Attorney	23O